UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) November 15, 1996


                OMEGA HEALTHCARE INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)

            Commission file number      1-11316


                Maryland                     38-3041398
     (State of Incorporation)       (I.R.S. Employer Identification No.)

    905 W. Eisenhower Circle, Suite 110, Ann Arbor, MI  48103
            (Address of principal executive offices)

                         (313) 747-9790
             (Telephone number, including area code)

                         NOT APPLICABLE

  (Former name of former address, if changed since last report.)

 Item 7.  Financial Statements and Exhibits

          C)   Exhibits

          10.1 Placement Agency Agreement dated November 15, 1996 with National Westminster Bank PLC New York Branch

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OMEGA HEALTHCARE INVESTORS, INC.
                              (Registrant)

 Date:         November 22, 1996   By:  S/David A. Stover
                                   David A. Stover
                                   Chief Financial Officer